EXHIBIT 24

						 POWER OF ATTORNEY
					FOR EXECUTING FORM 3, 4, OR
5

	    Know all by these presents, that the undersigned hereby constitutes and appoints Bruce N. Huff and/or Nancy I. Williams, and each of them, his true and lawful attorney-in-fact to:

	(1)  Execute for
and on behalf of the undersigned in the undersigned's
		capacity as a
director and officer of Far East Energy Corporation
		(the "Company"),
Forms 3, 4 and 5 in accordance with Section 16(a) of
		the Securities
Exchange Act of 1934, as amended, and the rules
		thereunder;

	(2)
Do and perform any and all acts for and on behalf of the undersigned

		which may be necessary or desirable to complete and execute any such

		Form 3, 4, or 5, complete and execute any amendment or amendments

		thereto, and file such with the United States Securities and Exchange

		Commission and any stock exchange or similar authority; and

	(3)
Take any action of any type whatsoever in connection with the
		foregoing
which, in the opinion of such attorney-in-fact, may be of
		benefit to,
in the best interest of, or legally required by, the
		undersigned, it
being understood that the documents executed by such
		attorney-in-fact
on behalf of the undersigned pursuant to this Power
		of Attorney shall
be in such form and shall contain such terms and
		conditions as such
attorney-in-fact may approve in such
		attorney-in-fact's discretion.


	    The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended.

	    This Power of Attorney revokes any previous powers of attorney granted by me for any of the purposes set forth herein. This
Power of Attorney shall
remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	    IN WITNESS
WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 31st day of March 2005.


							  /s/ Michael R.
McElwrath
							  ----------------------------------

Michael R. McElwrath